RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED SEPTEMBER 22, 2015

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015,

(as amended through September 16, 2015)

RX TRADITIONAL ALLOCATION FUND (formerly the Rx MAR Tactical Aggressive Growth Fund) (Tickers: FMSQX; RXAAX; FMTSX)

This supplement to the Statement of Additional Information, dated March 1, 2015, as amended through September 16, 2015 (the “SAI”), updates certain information with respect to the Rx Traditional Allocation Fund (the “Fund”), a series of the Trust. At a meeting of the Board of Trustees held on September 18, 2015, RiskX Investments, LLC, the adviser to the Fund, recommended to the Board, an amendment to the current Expense Limitation Agreement dated August 4, 2015 (the “Amendment”), whereby the expense limitation rates for the Fund would be lowered to 0.94%, 1.32% and 1.94% until March 1, 2017 for the Institutional Class shares, Class A shares and Class C shares, respectively, and the Trustees approved such Amendment. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses.

Effective September 22, 2015, the expense limitation ratios for the Fund have changed as discussed above and certain information in the Fund’s SAI has changed as follows:

In the section “Investment Advisory and Other Services”, under “Investment Adviser”, the following changes are made:

The last sentence in the second paragraph, and the table that follows, are replaced in their entirety with the following:

In addition, RiskX Investments has agreed to waive fees and reimburse expenses of the Funds to the extent necessary to ensure that the Funds pay maximum total fund operating expenses at the following rates through March 1, 2016, except with respect to the Rx Traditional Allocation Fund for which the rates are effective through March 1, 2017:

	Institutional Class	Class A	Class C
Rx Tactical Rotation Fund	0.90%	1.28%	1.90%
Rx MAR Tactical Moderate Growth Fund	0.95%	1.33%	1.95%
Rx MAR Tactical Growth Fund	1.00%	1.38%	2.00%
Rx Traditional Allocation Fund*	0.94%	1.32%	1.94%

*Prior to September 22, 2015, the expense limitation rates for the Fund were 1.05%, 1.43% and 2.05%, for the Institutional Class, Class A and Class C shares, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE